UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2008

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia	125124
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

This Form 8-K/A is being filed to correct financial results that were incorrectly reported in Exhibit 99.1 (the “Press Release”) to CTC Media, Inc.’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 29, 2008.  The following corrections were made to the Consolidated Balance Sheets set out as Attachment B to the Press Release:

•                  Broadcasting licenses at March 31, 2008 were $199,557,000 rather than $252,395,000;

•                  Net intangible assets at March 31, 2008 were $213,209,000 rather than $266,047,000;

•                  Goodwill at March 31, 2008 was $119,084,000 rather than $82,138,000;

•                  Total assets at March 31, 2008 were $912,659,000 rather than $928,551,000;

•                  Deferred tax liabilities at March 31, 2008 were $58,977,000 rather than $74,869,000; and

•                  Total liabilities and stockholders’ equity at March 31, 2008 were $912,659,000 rather than $928,551,000.

The following corrections were made to the Segment Financial Information for the Three Months Ended March 31, 2008 set out as Attachment B to the Press Release:

•                  Total assets for the CIS Group were $163,697,000 rather than $179,589,000;

•                  Total assets for Business Segment Results were $926,298,000 rather than $942,190,000; and

•                  Total assets for Consolidated Results were $912,659,000 rather than $928,551,000.

A copy of the revised Press Release is attached as Exhibit 99.1 to this report.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Item 2.02 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated April 29, 2008, relating to the Company’s financial results for the three-month period ended March 31, 2008 (Revised).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: April 30, 2008	By:	/s/ Boris Podolsky
	Name:	Boris Podolsky
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 29, 2008, relating to the Company’s financial results for the three-month period ended March 31, 2008 (Revised).